FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                                IPC BRIDGE, INC.
                        AND GERALD E. STARR ("AGREEMENT")


Paragraph 3 (a) of the Agreement is hereby modified and amended by deleting therefrom "One Hundred and Fifty Thousand ($150,000.00)" and substituting therefor "Two Hundred Thousand ($200,000.00)."

All other terms and conditions of the Agreement shall remain in full force and effect.

Accepted and Agreed, as of this 21st day of May, 1996:

IPC BRIDGE, INC.                            GERALD E. STARR

/s/ Daniel Utevsky                          /s/ Gerald E. Starr
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